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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 2001


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                      1-10545                  13-3355897
  (State or Other           (Commission File Number)       (IRS Employer
  Jurisdiction of                                          Identification
  Incorporation)                                               Number)


                                 80 Pine Street
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure.

     On September 17, 2001, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its current estimate of loss resulting from the September 11 attacks on the United States. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSATLANTIC HOLDINGS, INC.
                                           (Registrant)

Date: September 21, 2001             By /s/ STEVEN S. SKALICKY
                                     -------------------------------
                                     Name:  Steven S. Skalicky
                                     Title: Executive Vice President
                                            and Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
99.1                               Press Release of Transatlantic
                                   Holdings, Inc. dated September 17, 2001.